                                                                    Exhibit 10.2

                        XM SATELLITE RADIO HOLDINGS INC.



                        ----------------------------
                             REGISTRATION RIGHTS
                                  AGREEMENT
                        ----------------------------

                                  July 7, 1999

                               TABLE OF CONTENTS

Article I. DEFINITIONS.................................................   2

      Section 1.1    Definitions.......................................   2

Article II. REGISTRATION RIGHTS........................................   6

      Section 2.1    Demand Registrations..............................   6
      Section 2.2    Shelf Registration................................   9
      Section 2.3    Piggyback Registration Rights.....................  10
      Section 2.4    Registration Procedures...........................  11
      Section 2.5    Hold-Back Agreements..............................  14
      Section 2.6
 Black-Out Periods for Registration Statements.....  14
      Section 2.7    American Mobile Rights............................  15

Article III. INDEMNIFICATION AND CONTRIBUTION..........................  16

      Section 3.1    Indemnification by the Company....................  16
      Section 3.2    Indemnification by Holders........................  16
      Section 3.3    Conduct of Indemnification Proceedings............  17
      Section 3.4    Contribution......................................  17

Article IV. MISCELLANEOUS..............................................  18

      Section 4.1    Rule 144..........................................  18
      Section 4.2    Specific Performance..............................  18
      Section 4.3    Amendments and Waivers............................  18
      Section 4.4    Notices...........................................  19
      Section 4.5    Transfers.........................................  19
      Section 4.6    Execution in Counterparts.
 ........................  19
      Section 4.7    GOVERNING LAW; CHOICE OF FORUM; JURY TRIAL WAIVER.  20
      Section 4.8    Severability......................................  20
      Section 4.9    Headings..........................................  20
      Section 4.10   No Inconsistent Agreement.........................  20
      Section 4.11   Further Assurances................................  21
      Section 4.12   Entire Agreement..................................  21

                         REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of July 7, 1999 ("Agreement"), is hereby entered into by and among XM Satellite Radio Holdings
  ----------
Inc., a corporation duly organized under the laws of the State of Delaware (the "Company"), American Mobile Satellite Corporation, a corporation duly organized
 -------
under the laws of the State of Delaware ("American Mobile"), the Baron Asset
                                          ---------------
Fund series ("Baron") of Baron Asset Fund, a business trust organized under th
e
laws of the Commonwealth of Massachusetts, Clear Channel Investments, Inc., a corporation duly organized under the laws of the State of Nevada ("Clear
                                                                   -----
Channel"), Columbia XM Radio Partners, LLC, a limited liability company duly organized under the laws of the State of Virginia ("Columbia"), DIRECTV
                                                    --------
Enterprises, Inc. a corporation duly organized under the laws of the State of Delaware ("DIRECTV"), General Motors Corporation, a corporation duly organized
           -------
under the laws of the State of Delaware ("GM"), Madison Dearborn Capital
                                          --
Partners III, L.P., ("Madison Capital"), Madison Dearborn Special Equity III,
                      ---------------
L.P. ("Madison Equity") and Specia
l Advisors Fund I, LLC ("Madison Advisors"
       --------------                                      ----------------
and, collectively with Madison Capital and Madison Equity, each an entity duly organized under the laws of the State of Delaware, "Madison") and TelcomXM
                                                    -------
Investors, L.L.C., a limited liability company duly organized under the laws of the State of Delaware ("Telcom"). Baron, Clear Channel, Columbia, DIRECTV, GM,
                        ------
Madison and Telecom are collectively referred to herein as the "Investors".  The
                                                                ---------
Company, American Mobile, and the Investors are collectively referred to herein as the "Parties".
        -------

                              W I T N E S S E T H
                              -------------------


WHEREAS, the Investors (other than Baron) have agreed to make an investment in the Company through the purchase of Series A Subordinated Convertible Notes (the "Convertible Notes" or the "Notes") pursuant to a certain Note Purchase Agreement, dated June 7, 1999, by and among the Company and the Investors (other than Baron) (the "Note Purchase Agreement");

          WHEREAS, the Company has agreed to execute this Agreement to provide the Investors with certain rights to cause the registration of the Class A Common Stock (as hereafter defined) issuable upon conversion of the Notes or upon conversion of shares of Series A Convertible Preferred Stock;

          WHEREAS, American Mobile is a shareholder of the Company;

          WHEREAS, the Company has agreed to execute this Agreement to provide American Mobile with rights to cause the registration of shares of Class A Common Stock held by it;

          WHEREAS, the Company, American Mobile, WorldSpace, Inc. and Baron have entered into the January 15 Let ter Agreements, which provide that, from and after the completion of a substantial public or private equity financing by the Company of $100 million or more, Baron shall benefit, on a "most favored nation" basis, from any reduction in the restrictions on transfer, improvements in rights to receive information regarding the Company and any registration rights accepted by any other investor in the Company pursuant to the terms of such financing;

          WHEREAS, the Investors hereby acknowledge the rights granted to Baron under the January 15 Letter Agreements, and the Parties desire that this Agreement constitute the sole evidence of such rights from the date hereof;

          WHEREAS, Baron hereby acknowledges that the rights granted to it under this Agreement constitute the sole evidence of such rights from the date hereof, and that the January 15 Letter Agreements shall terminate as of the date hereof; and

          WHEREAS, the Parties desire herein to provide certain registration rights to each Investor and to American Mobile.

          NOW, THEREFORE, in consideration of the fo regoing and the promises and covenants contained herein, the Parties agree as follows:

                                   ARTICLE I.


                                  DEFINITIONS



Section 1.1 Definitions. Capitalized terms not otherwise defined herein shall
            -----------
have the respective meanings ascribed to them in the Note Purchase Agreement. The following terms, as used herein, have the following meanings:

          "Accredited Investor" has the meaning specified in the Note Purchase
           -------------------
Agreement.

          "Additional Demand Registration" has the meaning specified in Section
           -------------------------------
2.1(e).

          "Affiliate", as applied to any specified Person, shall mean any other
           ---------
Person, directly or indirectly, controlling or controlled by or under direct or indirec t common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control") as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise. For purposes of this definition, a member of a limited liability company or a partner of a partnership shall be deemed an Affiliate of said company or partnership.

          "Agreement" means this Registration Rights Agreement (including any
           ---------
Schedules hereto), as it may from time to time be amended, supplemented or modified in accordance with its terms.

          "American Mobile" has the meaning specified in the Preamble.
           ---------------


          "Baron" has the meaning specified in the Preamble.
           -----

          "Board" or "Board of Directors" means the Board of Directors of the
           -----      ------------------
Company or a committee consisting of one or more directors lawfully exercising the relevant powers of the Board.

          "Board Resolution"  means a resolution duly adopted by the Board of
           ----------------
Directors, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

          "Business Day"  means any day other than a Saturday, Sunday or any
           ------------

other day on which commercial banks are authorized or required by law to be closed in New York City or the District of Columbia.

          "Class A Common Stock" means the Class A Common Stock, par value $0.01
           --------------------
per share, of the Company, having one (1) vote per share.

          "Class B Common Stock" means the Class B Common Stock, par value $0.01
           --------------------
per share, of the Company, having three (3) votes per share.

          "Class C Common Stock" means the Class C Common Stock, par value $0.01
           --------------------
per share, of the Company, having zero (0) votes per share.

          "Clear Channel" has the meaning specified in the Preamble.
           -------------

          "Closing Date" means the date of the closing under the N
ote Purchase
           ------------
Agreement, or such later date as the Parties hereto shall mutually agree.

          "Columbia" has the meaning specified in the Preamble.
           --------

          "Commencement of Commercial Operations" means the commencement of
           -------------------------------------
commercial operations of XM Satellite Radio Inc. as publicly announced by it.

          "Commission"  means the Securities and Exchange Commission or any
           ----------
other Federal agency at the time administering the Securities Act.

          "Common Stock"  means all classes and series of the common stock,
           ------------
$0.01 par value per share, of the Company, any stock into which such common stock shall have been changed or converted o r any stock resulting from any capital reorganization or reclassification of such common stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions of any shares entitled to preference.

          "Company" has the meaning specified in the Preamble.
           -------

          "Convertible Notes" has the meaning specified in the Recitals.
           -----------------

          "Demand Registration" has the meaning specified in Section 2.1(a).
           -------------------

          "DIRECTV" has the meaning specified in the Preamble.
           -------

          "End of Suspension Notice"  has the meaning specified in Section
           ------------------------
2.6(b).

          "Exchange Act"  means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations promulgated thereunder, all as the same shall be in effect at the time.

          "Exchange Agreement" means that certain Exchange, Amendment and
           ------------------
Recapitalization Agreement, dated on or about the date hereof, betw een the
Company and American Mobile.

          "Fair Market Value"  means the price that would be paid in an arm's-
           -----------------
length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer under no compulsion to buy. If there is any dispute as to the Fair Market Value of any security of the Company between the Investor who holds such security and the Company, the Fair Market Value of such security shall be determined by a firm of independent appraisers of national standing valuing such security on an as-converted basis.

          "GM" has the meaning specified in the Preamble.
           --

          "High Yield Debt" has the meaning specified in the Note Purchase
           ---------------
Agreement.

          "Holders" means each of Baron, Clear Channel, Columbia, DIRECTV, GM,

    -------
Madison, Telcom and American Mobile, severally, and any transferees of registration rights hereunder permitted pursuant to Section 4.5.

          "Holders' Notes" means the Notes, the $21 Million Notes and the New
           --------------
American Mobile Note.

          "Initial Public Offering" means the closing of a firm commitment
           -------------------------
underwritten public offering of shares of Common Stock

          "Investors"  has the meaning specified in the Preamble.
           ---------

          "January 15 Letter Agreements" means, collectively, (i) that certain
           ----------------------------
letter agreement between American Mobile, Baron and WorldSpace and (ii) that certain letter agreement between American Mobile and Wor ldSpace, each such letter agreement dated as of January 15, 1999.

          "Losses"  has the meaning specified in Section 3.1.
           ------

          "Madison" has the meaning specified in the Preamble.
           -------

          "Managing Underwriters" has the meaning specified in Section 2.1(c).
           ---------------------

          "New American Mobile Note" has the meaning specified in the Exchange
           ------------------------
Agreement.

          "Notes" has the meaning specified in the Recitals.
           -----

          "Note Purchase Agreement" has the meaning specified in the Recitals.
           -----------------------

          "Person"  means any individual, partnership, corporation, joint
           ------
venture, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

          "Piggyback Registration" has the meaning specified in Section 2.3(a).
           ----------------------

          "Qualified Initial Public Offering" means the closing of a firm
           ---------------------------------
comm
itment underwritten public offering of Common Stock in an offering which (a) raises not less than $100 million in gross proceeds and (b) for which the offering price of the securities offered thereby is at least (i) 125% of the Conversion Price if the offering occurs within six months of the Closing Date or
(ii) 150% of the Conversion Price if the offering occurs more than six months after the Closing Date, unless the Company obtains Requisite Approval (as such term is defined in the Note Purchase Agreement) for a lower offering price or lower amount of funds raised at which the Notes may be automatically converted.

          "Qualified Institutional Buyer" has the meaning specified in the Note
           -----------------------------
Purchase Agreement.

          "Registrable Securities" means the shares of Class A Common Stock of
           ----------------------
the Company issued or issuable (i) upon conversion of t
he Notes (ii) upon
conversion of the Series A Convertible Preferred Stock issued or issuable upon conversion of the Notes or (iii) upon conversion of the Class B Common Stock held by American Mobile or issued or issuable upon conversion of the New American Mobile Note or the $21 Million Notes that may be available for registration from time to time pursuant to the terms hereof; provided, however,
                                                             --------  -------
that such securities shall cease to be Registrable Securities when a Registration Statement with respect to the registration of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of pursuant to such Registration Statement, or when such securities have been sold without restriction pursuant to Rule 144 under the Securities Act. All references to "Registrable Securities" held by a Holder shall include all Registrable Securities issuable to such Holder upon conversio n of any Convertible Securities (as such term is defined in the Shareholders Agreement) held by such Holder.

          "Registration Statement" means a registration statement filed with the
           ----------------------
Commission pursuant to the Securities Act.

          "Securities Act"  means the Securities Act of 1933, as amended, or any
           --------------
similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

          "Series A Convertible Preferred Stock" means the Series A Convertible
           ------------------------------------
Preferred Stock, par value $1.00 per share, of the Company, having zero (0) votes per share.

          "Shareholders Agreement" means that certain Shareholders Agreement,
           ----------------------

dated on or about the date hereof, by and among the Parties hereto.

          "Shelf Registration"  has the meaning specified in Section 2.2(a).
           ------------------

          "Suspension Event"  has the meaning specified in Section 2.6(a).
           ----------------

          "Suspension Notice"  has the meaning specified in Section 2.6(b).
           -----------------

          "TCM Group" means Telcom, Columbia and Madison, collectively.
           ---------

          "Telcom" has the meaning specified in the Preamble.
           ------

          "$21 Million Notes" means the convertible notes issued by the Company
          ------------------
to American Mobile as of January
 15, 1999.

          "Underwritten Offering"  has the meaning specified in Section 2.1(c).
           ---------------------

          "WorldSpace"  means WorldSpace, Inc., a corporation duly organized
           ----------
under the laws of the State of Maryland.



                                  ARTICLE II.


                              REGISTRATION RIGHTS

Section 2.1 Demand Registrations. No Holder shall have any right to exercise
            --------------------
any of the demand registration rights granted herein until the date which is twelve (12) months after the Closing Date.

     (a) Right to Demand.  At any time after the date which is twelve (12)
         ---------------
months after the Closing Date, any Holder may notify the Company that it intends to offer to or cause to be offered for public sale all or any portion of the Registrab le Securities held by or issuable to it (a "Demand Registration"), then, subject to the rights of the Company set forth in Section 2.1(b) and the registration rights of each other Holder set forth in Section 2.3, the Company will use its best efforts to cause such Registrable Securities as may be requested by such Holder to be registered under the Securities Act, pursuant to a Registration Statement on such form as may then be available to the Company for sale in an underwritten offering or a non-underwritten offering, as elected by such Holder, and to keep such Registration Statement effective until the earlier of: (i) the date six months from the date of effectiveness thereof, or
(ii) the date on which all of the Holders' Registrable Securities registered thereunder are sold; provided, however, that the requesting Holder must request
                     --------  -------
registration of Registrable Securities with a Fair Market Value, on the date of such reque st, of at least $10 million (unless the Fair Market Value of all of the Registrable Securities held by or issuable to such Holder is less than $10 million, in which event all of the Registrable Securities held by or issuable to such Holder must be included in such registration in order to effect such registration). Subject to the rights of each Holder as set forth in Section 2.1(e), each of Baron, Clear Channel, DIRECTV, GM and the TCM Group (which, for purposes of this Section 2.1(a), shall be considered a single "Holder") shall be entitled to one Demand Registration as provided herein, and American Mobile shall be entitled to two Demand Registrations as provided herein. The Company may postpone the filing of any Registration Statement required under this
Section 2.1 for a reasonable period of time, not to exceed 120 days following receipt by the Company of the Holder's request, if a Suspension Event (as hereinafter defined) has occurred and is continuing.

     (b) Company Priority on Registration.  Notwithstanding any other provision
         --------------------------------
of this Agreement to the contrary, upon receipt by the Company of a request for a Demand Registration from a Holder, the Company shall have the right, within 30 days of receipt of such notice, to notify such Holder of the Company's intention to commence a primary public offering of securities for its own account (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar rule of the Commission under the Securities Act is applicable) by the filing of a Registration Statement with the Commission and, in such a case, the Compa ny shall not have any obligation to
honor the request to register the shares held by such notifying Holder; in which event such request shall be deemed never to have been made; provided, however,
                                                            --------  -------
that the Company shall commence such public offering by the filing of such a Registration Statement within 60 days of so notifying that Holder. In addition, the Company shall not be required to cause a Registration Statement demanded pursuant to this Section 2.1 to become effective prior to 120 days following the effective date of a Registration Statement initiated by the Company, if the request for registration has been received by the Company subsequent to the giving of written notice by the Company, made in good faith, to the Holders to the effect that the Company is commencing to prepare a company-initiated Registration Statement (other than a registration effected solely to implement an employee benefit plan or a transaction to which Rule 145 or any other similar
rule of the Commission under the Securities Act is applicable); provided,
                                                                --------
however, that the Company shall use its best efforts to achieve such
-------
effectiveness promptly.

     (c) Selection of Managing Underwriters.  The offering of Registrable
         ----------------------------------
Securities pursuant to any Registration Statement filed under this Article II shall be in the form of an underwritten offering ("Underwritten Offering"), if the Holders of a majority of the Registrable Securities requested to be registered in such offering so elect. In such event, the Company shall select one or more managing underwriters to act in connection with such Underwritten Offering (the "Managing Underwriters"), which Managing Underwriters shall be approved by the Holder initiating such offering, which approv al shall not be unreasonably withheld. Any request by the Holders of Registrable Securities for an Underwritten Offering shall, in addition to specifying the number of shares requested to be registered, specify the anticipated per share price range for such offering.

     (d) Priority on Underwritten Offering.  If the Managing Underwriters for an
         ---------------------------------
Underwritten Offering demanded by the Holders pursuant to this Section 2.1 notify the Company and such Holders that in their opinion the number of Registrable Securities requested to be included in such offering (together with any other shares of Common Stock which the Company is required to include in such registration) exceeds the number of shares which can be sold in such offering in an orderly manner within a price range acceptable to the Holders of the majority of the Registrable Securities requested to be included in such offering, the Company will include in such offering t he maximum amount of
Registrable Securities requested to be included pursuant to this Agreement, which, in the opinion of the Managing Underwriters, can be sold in such offering in an orderly manner within an acceptable price range, and such amount shall be allocated pro rata among the Holders thereof on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder pursuant to Section 2.1(a) and Section 2.3(a); provided,
                                                                   --------
however, that American Mobile's right to register its Registrable Securities
-------
pursuant to this Section 2.1(d) shall be subordinate to the rights of the other Holders hereunder.

     (e) Cut-back.  In the event that, in connection with any exercise by any
         --------
Holder of a Demand Registration, other Holders exercise Piggyback Registration rights as provided in Section 2.3, and following such exercise the Managing Underwriters in an Underwritten Offering notify the Company that in their opinion the number of Registrable Securities requested to be included in such offering exceeds the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the initiating Holder such that the initiating Holder is unable to sell at least 75% of the number of shares originally requested to be registered by it, such initiating Hold er shall be entitled to an additional Demand Registration exercisable at such later time as such Holder may elect (an "Additional Demand Registration"). If such Additional Demand Registration is exercised and such initiating Holder is unable to sell in such offering, cumulatively with the number of shares sold in the first offering requested by it, at least 75% of the number of shares originally requested to be registered by it, such initiating Holder shall be entitled to successive Additional Demand Registrations until it has sold in all such Additional Demand Registrations, cumulatively with the first offering requested by it, at least 75% of the amount originally requested to be registered by it.

     (f) American Mobile Registration Rights.  American Mobile shall be entitled
         -----------------------------------
to exercise two Demand Registrations, subject to the rights of the Company set forth in Section 2.1(b) and subject to the right of each other Hold er to
exercise Piggyback Registration rights in connection with a demand by American Mobile; provided that each other Holder shall have priority over American Mobile
        -------- ----
(i) with respect to registration of its Registrable Securities in such offering and (ii) with respect to registration of Registrable Securities pursuant to
Section 2.2(c). In the event that American Mobile, in a Demand Registration it has initiated, is not able to sell at least 75% of the number of shares originally requested to be registered by it, then American Mobile shall be entitled to an Additional Demand Registration exercisable at such later time as American Mobile may elect. If such Additional Demand Registration is exercised and American Mobile is unable to sell in such offering, cumulatively with the number of shares sold in the first offering requested by it, at least 75% of the number of shares originally requested to be registered by it, American
Mobile
shall be entitled to successive Additional Demand Registrations until it has sold in all such Additional Demand Registrations, cumulatively with the first offering requested by it, at least 75% of the amount originally requested to be registered by it.

     (g) Inclusion by the Company of its Common Stock in an Underwritten
         ---------------------------------------------------------------
Offering.  If the Managing Underwriters for an Underwritten Offering notify the
--------
Company that in their opinion the number of Registrable Securities to be included in an Underwritten Offering is less than the number of shares which can be sold in an orderly manner in such offering within a price range acceptable to the Holder initiating such offering, the Company may include in such registration, on its own behalf, up to the greatest number of shares of Common Stock which in the opinion of the Managing Underwriters can be sold ( together with the Registrable Securities demanded to be included in such registration) in an orderly manner within the price range acceptable to the Holder initiating such offering.

     (h) Participation in Underwritten Registrations.  Notwithstanding any other
         -------------------------------------------
provision of this Section 2.1 or Section 2.3 to the contrary, no Person may participate in any Underwritten Offering hereunder unless such Person: (i) agrees to sell such Person's securities on the basis provided in the applicable underwriting arrangements, which shall contain customary terms and conditions, and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Holder of Registrable
                           --------  -------
Securities included in any Underwritten Offering shall be required to make any representations or warranties to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution and no Holder shall be required to undertake joint or joint and several obligations with any other Person.

     (i) Expenses of Underwriting Offering.  The Company shall pay any and all
         ---------------------------------
registration expenses inc
ident to the filing of each Registration Statement or otherwise incident to the performance by the Company of, or its compliance with, its obligations under this Section 2.1. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities included in the Underwritten Offering and the fees of any counsel retained by such Holder in connection therewith.

Section 2.2 Shelf Registration.
            ------------------

     (a) Shelf Registration.  Following the Commencement of Commercial
         ------------------
Operations and at the request of the Holders holding Registrable Securities having a Fair Market Value of not less than $25 million (collectively, the "Requesting Holders"), the Company shall notify (such notice a "Shelf Notification") each Holder not a Requesting Holder of the Company's intention to prepare and file with the Commission a Registrat ion Statement for an offering to
be made on a delayed or a continuous basis pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the Commission) under the Securities Act covering all or a portion of the Registrable Securities, and shall thereafter prepare and file such Registration Statement (the "Shelf Registration"). Each Holder not a Requesting Holder shall notify the Company within thirty (30) days of receipt of a Shelf Notification if it intends to include Registrable Securities held by it in such Shelf Registration; otherwise, such Holder shall have no right to include its Registrable Securities in such Shelf Registration or in any subsequent Shelf Registration; provided that a
                                                            -------- ----
Holder not a Requesting Holder may subsequently request a Shelf Registration pursuant to this Section 2.2(a) if such Holder (i) notifies the Company within thirty (30) days of a Shelf Notification that (a) upon request of th e Company, it has agreed not to include its Registrable Securities in such Shelf Registration, or (b) by reason of contractual obligation or law, it cannot at the time of the Shelf Notification include its Registrable Securities in a Shelf Registration and (ii) in each subsequent request for a Shelf Registration, such Holder (collectively with other Holders not Requesting Holders making such request) must request registration of Registrable Securities with an aggregate Fair Market Value on the date of such request of not less than $25 million in Registrable Securities held by or issuable to such Holder(s). Each Shelf Registration shall be on a Form S-3 or another appropriate form (unless the Holders of the Registrable Securities offered thereby reasonably request a specific form) permitting registration of such Registrable Securities for resale by the Holders in the manner or manners reasonably designated by them (including, without limitation, one or more underwritten offerings).

     (b) Effectivene
ss.  The Company shall use reasonable efforts to cause the
         -------------
Shelf Registration to become effective under the Securities Act as soon as practicable following the date of filing. Subject to the requirements of the Securities Act including, without limitation, requirements relating to updating prospectuses through post-effective amendments or otherwise, the Company shall use reasonable efforts to keep the Shelf Registration continuously effective until the date on which all of the Registrable Securities registered thereunder from time to time are sold.

     (c) Priority in Underwritten Offering from Shelf Registration.  If any of
         ---------------------------------------------------------
the Registrable Securities to be registered pursuant to Shelf Registration are to be sold in an Underwritten Offering, and if the Managing Underwriters notify the Company and the Holders of such Registrable Securities that in their opinion, the number of Registrable Securities requested to be included in such offering exceeds the number of shares which can be sold in such offering in an orderly manner within an acceptable price range, there shall be included in such Underwritten Offering the maximum amount of Registrable Securities requested to be included, pursuant to this Agreement, which in the opinion of the Managing Underwriters can be sold in an orderly manner within an acceptable price range, and such amount shall be allocated pro rata among the Holders of such Registrable Securities requested to be included in such Underwritten Offering on the basis of the number of shares of Registrable Securities requested to be included in such registration by each such Holder. American Mobile's right to register its Registrable Securities pursuant to this Section 2.2(c) shall be subordinate to the rights of the other Holders hereunder.

Section 2.3 Piggyback Registration Rights.
            -----------------------------

     (a) Requests for Piggyback Registration.  If, at any time, the Company
         -----------------------------------
proposes to effect a registered o
ffering of its Common Stock (including pursuant
to Section 2.1 and Section 2.2), the Company will give prompt written notice to all Holders of its intention to effect such a registration and, subject to
Section 2.3(b) and Section 2.3(c), will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within fifteen (15) days after the date the Company's notice is given (a "Piggyback Registration"); provided, however, that
                                                        --------  -------
the Holders shall not have any right to cause a Piggyback Registration in connection with any Initial Public Offering by the Company or in any offering by the Company of High Yield Debt.

     (b) Priority on Primary Registrations.  If, in connection with any proposed
         ---------------------------------
Piggyback Registration in connection with an Underwritten Offering initiated by the Company (other than pursuant to Section 2.1), the Managing Underwriters notify the Company that in their opinion the number of shares of securities requested to be included in such offering exceeds the number which can be sold in such offering in an orderly manner within a price range acceptable to the Company, the Company will include in such offering (i) first, the securities the Company proposes to sell and (ii) second, the greatest number of the Registrable Securities requested to be included pursuant to this Agreement, pro rata among the Holders thereof on the basis of the number of shares requested to be included in such registration by each such Holder, in each case up to the greatest number of shares of Common Stock which, in the opinion of the Managing Underwriters, can be sold in an orderly manner in the price range of such offering; provided, however, that American Mobile shall not be entitled to
          --------  -------
participate in any
such Piggyback Registration until all shares of Registrable
Securities held by other Holders which have been requested to be included in such Piggyback Registration have been so included.

     (c) Priority on Secondary Registrations.  Subject to Section 4.10(b), if a
         -----------------------------------
Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities (other than the Registrable Securities), and the Managing Underwriters notify the Company that in their opinion the number of shares of securities requested to be included in such offering exceeds the number which can be sold in an orderly manner within an acceptable price range, the Company will include in such offering (i) first, the securities requested to be included pursuant to this Agreement by the holders requesting such registration, and (ii) second, the greatest number of the Registrable Securities and any other securities requested to be included pursuant to this Agreement (including by the Company), subject to Section 2.1(g), pro rata among the Holders thereof and the holders of such other securities on the basis of the number of shar es requested
to be included in such registration by each such holder, in each case up to the greatest number of shares of Common Stock which in the opinion of the Managing Underwriters can be sold in an orderly manner in the price range of such offering; provided, however, that American Mobile shall not be entitled to
          --------  -------
participate in any such Piggyback Registration until all shares of Registrable Securities held by other Holders which have been requested to be included in such Piggyback Registration have been so included.

     (d) Participation in Piggyback Registrations.  Notwithstanding any other
         ----------------------------------------
provision of this Section 2.3 to the contrary, no Person may participate in any Piggyback Registration hereunder unless such Person: (i) agrees to sell such Person's securities on the basis provided in the applicable underwriting arrangements, which shall contain customary terms and conditions, and (ii)
co
mpletes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided, however, that no Holder of Registrable
                           --------  -------
Securities included in any Piggyback Registration shall be required to make any representations or warranties, jointly or severally, to the Company or the underwriters other than representations and warranties regarding such Holder and such Holder's intended method of distribution, and no Holder shall be required to undertake joint or joint and several obligations with any other Person.

     (e) Expenses of Piggyback Registration.  The Company or Persons other than
         ----------------------------------
the Holders shall pay any and all registration expenses incident to the filing of each Registration Statement or otherwise incident to the performance by the Company of or its compliance with, its obligations under this Section 2.3. Each
Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities included in the Piggyback Registration and the fees of any counsel retained by such Holder in connection therewith.

Section 2.4 Registration Procedures. The Company hereby covenants and agrees
            -----------------------
        that it shall:

     (a) perform its obligations with respect to a Registration Statement pursuant to Section 2.1, Section 2.2 or Section 2.3 hereof and effect or cause to be effected the registration of the Registrable Securities under the Securities Act to permit the sale of such Registrable Securities by the Holders in accordance with their intended method or methods of distribution, and that it shall prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its best efforts t
o cause such
Registration Statement to become effective (provided that, before filing a Registration Statement or prospectus or any amendments or supplements thereto, it will furnish to one counsel selected by each Holder participating in such registration (each of Baron, Clear Channel, DIRECTV, GM and the TCM Group shall, for such purposes, be considered a single "Holder") copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel) and it will incorporate in such Registration Statement the reasonable comments of such counsel not inconsistent with the Company's disclosure obligations under applicable securities laws;

     (b) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period required hereunder (or if no period is so required, a period of not less than one hundred eighty (180) days or such shorter period which is sufficient to complete the distribution of the securities registered under the Registration Statement) a nd comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

     (c) furnish to each seller of Registrable Securities, the Managing Underwriters, if any, and their respective counsel, prior to the filing thereof with the Commission, such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller and to use its best efforts to reflect in each such document, when so filed with the Commission, such comments as the sellers of Registrable Securities or their counsel shall reasonably propose;

     (d) use its best effort
s to comply with the requirements of any applicable
blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, however, that the Company
                                             --------  -------
will not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (ii) subject itself to taxation in any such jurisdictions, or
(iii) consent to general service of process in any such jurisdiction);

     (e) notify each seller of such Registrable Securities as promptly as practicable in any of the following circumstances: (i) at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included
in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (ii) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective; (iii) of any request by the Commission for amendment or supplements to the Registration Statement or the prospectus included therein or for additional information; (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the in itiation of any proceedings for that purpose; and (v) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose;

     (f) cause all such Registrable Securities to be listed on each securities exchange or quoted in each quotation system on which similar securities issued by the Company are then listed or quoted;

     (g) enter into such agreements on terms reasonably acceptable to the Company (including underwriting agreements) in form, scope and substance as are customary in underwritten offerings, and take all other reasonable actions necessary to facilitate the registration or the disposition of the Registrable Securities included in any Registration Statement including, without limitation, the participation of senior management in " road shows" and similar activities, provided that such activities do not interfere with the duties of senior management in a manner that would likely be detrimental to the best interests of the Company;

     (h) take such action as may be necessary so that: (i) any Registration Statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder; (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) any prospectus forming part of any Registration Statement, and any amendment or supplement to such prospectus, does not include an un true statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (i) use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of any Registration Statement at the earliest possible time;

     (j) cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to any Registration Statement free of any restrictive legend and registered in such names as the Holders may request in connection with the sale of Registrable Securities pursuant to such Registration Statement; and

     (k) obtain and furnish to each selling Holder, immediately prior to the effectiveness of the Registration Statement (and, in the case of an Underwritten Offering, at the time of delivery of any Registrable Securities sold pursuant thereto) a cold comfort letter from the Company's independent public accountants in the same form and covering the same matters as is typically delivered to underwriters and, in the event that an underwriter or underwriters have been retained in connection with such registration, such cold comfort letter to be provided to the selling Holders shall be the same cold comfort letter delivered to such underwriter or underwriters.

          Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.4(e) hereof, such Holder will immediately discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(e) hereof, and, if so directed by the Company, such Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and
including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended prospectus necessary to resume such dispositions.

Section 2.5 Hold-Back Agreements.
            --------------------

     (a) Restrictions on Public Sale by the Holders.  Each Holder of Registrable
         ------------------------------------------
Securities shall be deemed to have agreed not to effect any public sale or public distribution of securities of the Company of the same or similar class or classes of the securities included in a Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during such period of time as may be required by the Managing Underwriter, but not to exceed a 90-day period beginning on, the effective date of the
 Registration Statement (except pursuant to an Underwritten
Offering being conducted by the Managing Underwriters), except to the extent otherwise agreed in writing by the Managing Underwriter. The foregoing restriction shall apply to all Holders automatically for the period of three (3) years commencing from the date of the Initial Public Offering, and thereafter shall apply to those Holders electing to include Registrable Securities in a Registration Statement for an Underwritten Offering filed pursuant to Section 2.1, Section 2.2 or Section 2.3. The restrictions set forth in this Section 2.5(a) shall not apply to any private sales of Registrable Securities that are exempt from registration under section 4(2) of the Securities Act.

     (b) Restrictions on Public Sale by the Company.  The Company shall not
         ------------------------------------------
effect any public sale or public distribution of any securities which are the same as or substantially similar to the Reg istrable Securities being registered pursuant to a Registration Statement for an Underwritten Offering filed pursuant to Section 2.1, Section 2.2 or Section 2.3 hereof, or any securities convertible into or exchangeable or exercisable for such securities during the 15-day period prior to, and during the 30-day period beginning on, the effective date of a Registration Statement (except pursuant to the Registration Statement), provided, however, that the foregoing restrictions shall not apply in the case of any registration for public sale or public distribution of any securities for High Yield Debt (regardless of whether or not coupled with warrants, options, or other equity equivalents) by the Company.

Section 2.6 Black-Out Periods for Registration Statements.
            ---------------------------------------------


     (a) Notwithstanding anything to the contrary in this Agreement, commencing ninety (90) days after the effectiveness of a Registration Statement, the Company may, not more than once in any 12-month period, and one additional time during the term of this Agreement (but not during any other Suspension Event or within ninety (90) days after termination of any other

Suspension Event), direct the Holders to suspend sales of Registrable Securities registered thereunder, as provided herein, if one or more of the following events (a "Suspension Event") occurs pending negotiations relating to, or consummation of, a material corporate transaction (i) that would require additional disclosure of material information by the Company in the Registration Statement (or such filings), (ii) as to which the Company has a bona fide business purpose for preserving confidentiality and (iii) which renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable.

     (b) In the case of a Suspension Event, the Company may give notice (a "Suspension Notice") to the Holders to suspend sales of the Registrable Securities so that the Company may correct or update the Registration Statement (or such filings). Each such suspension shall continue only for so long as the Suspension Event or its effect is continuing, and in no event will any such suspension exceed ninety (90) days. The Holders agree that they will not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after they have received a Suspension Notice from the Company and prior to the termination of such Suspension Event. If so directed by the Company, the Holders will deliver to the Company all copies of the prospectus covering the Registrable Securities held by them at the time of receipt of the Suspension Notice. The Holders may recommence effecting sales of t he Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall, in the case of a Suspension Event, be given by the Company not later than five (5) days after the conclusion of any Suspension Event and shall be accompanied by copies of the supplemented or amended prospectus necessary to resume such sales.

     (c) If the Company shall give a Suspension Notice pursuant to this Section 2.6, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of the giving of the Suspension Notice to and including the date when the Holders shall have received the End of Suspension Notice and copies of the supplemented or amended prospectus necessary to resume sales.

     American Mobile Rights. Except as otherwise expressly provided herein, all

    ----------------------
references to "Holders" herein includes American Mobile. Notwithstanding anything to the contrary herein, the rights of American Mobile under Sections 2.1, 2.2 and 2.3 shall be subordinate to the corresponding rights of the other Holders; provided, however, that the Company shall in no event hereafter provide
         --------  -------
any Person with any rights to request the Company to register any Capital Stock of the Company, with priority equal to or superior to that of American Mobile hereunder, except in connection with any offering of High Yield Debt.

                                  ARTICLE III.


                        INDEMNIFICATION AND CONTRIBUTION

Section 3.1 Indemnification by the Company. The Company shall indemnify, to the
            ------------------------------
extent permitted by law, each Holder of Registrable Securities, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and its respective officers, directors, partners, members, employees, agents and representatives, against all actions, suits, claims, damages, losses, costs, expenses or proceedings (collectively, "Losses") caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary pros pectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or by such Holder's failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such Holder with a sufficient number of copies of the same and except insofar as the same are caused by or contained in any prospectus if such Holder failed to send or deliver a copy of any subsequent prospectus or prospectus supplement which would have corrected such untrue or alleged untrue statement of material fact or such omission or alleged omission of a material fact with or prior to the delivery of written confirmation of the sale by such Holder after the Company has furnished such Holder with a sufficient number of copies of the same. In connection with an Underwritten Offering, the Company will indemnify such Underwriters, each Person who controls such Underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

Section 3.2 Indemnification by Holders. In connection with any Registration
            --------------------------
Statement in which Holders of Registrable Securities are participating, each such Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, will indemnify the Company, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives against any Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by such Holder to the Company expressly for use in such Registration Statement or prospectus and that such statement or omission was relied upon by the Company in preparation of such Registration Statement, prospectus or form of prospe ctus;
provided, however, that such Holder of Registrable Securities shall not be liable in any such case to the extent that the Holder has furnished in writing to the Company prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

Section 3.3 Conduct of Indemnification Proceedings. If any Person shall be
            --------------------------------------
enti
tled to indemnity hereunder such indemnified party shall give prompt written notice to the party or parties from which such indemnity is sought of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such proceeding, to assume, at the indemnifying parties' expense, the defense of any such proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any proceeding) shall have the right to employ separate counsel in any such
proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the parties to such proceeding include both the indemnified party or parties and the indemnifying party or parties, and there exists, in the opinion of the indemnified party(ies)' counsel, a conflict between one or more indemnifying parties and one or more indemnified parties, in which case the indemnifying parties shall, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of not more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. If an indemnifying party assumes the defense of such proceeding, the indemnifying parties will not be subject to any liabilit y for any settlement made by the indemnified party without its or their consent (such consent not to be unreasonably withheld).

Section 3.4 Contribution. If the indemnification provided for in this
            ------------
Article III is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Article III would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party
, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such expenses under Section 3.3, if the indemnification provided for in Section
3.1 or Section 3.2 was available to such party. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 3.4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second sentence of this paragraph. Notwithstanding the provisions of this Section 3.4, an indemnifying party that is a selling Holder of Regist rable Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                                  ARTICLE IV.

                                 MISCELLANEOUS

Section 4.1 Rule 144. The Company covenants that it will file any reports
            --------
required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by (a) Rule 144 or 145 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

Section 4.2 Specific Performance. Each Holder, in addition to being entitled to
            --------------------
exercise all rights provided herein or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

Section 4.3 Amendments and Waivers. Any term of t
his Agreement may be amended,
            ----------------------
and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company, (b) American Mobile and (c) Investors (other than Baron) holding, (i) in the case of amendments to or waivers of provisions of this Agreement generally, eighty-one percent (81%) of the Registrable Securities held by or issuable to Investors (other than Baron), and
(ii) in the case of any other non-material change or technical correction of this Agreement, a majority of the Registrable Securities held by or issuable to Investors (other than Baron); provided that no Investor's rights, preferences or
                              -------- ----
obligations hereunder may be materially adversely modified without the consent of such Investor unless the rights, preferences or obligations hereunder of each other Investor is modified in a sub stantially equivalent manner. Any amendment or waiver effected in accordance with this Section 4.3 shall be binding upon each future Holder and the Company.

Section 4.4 Notices. Except as otherwise provided in this Agreement, notices and
            -------
other communications under this Agreement shall be in writing and shall be deemed properly served if: (i) mailed by registered or certified mail, return receipt requested, (ii) delivered by a recognized overnight courier service,
(iii) delivered personally, or (iv) sent by facsimile transmission addressed to each Party at its address for notices specified on Schedule 4.4 attached hereto, or at such other address, or to the attention of such officer, as any Party shall have furnished to each other Party in writing pursuant to this Section
4.4. Such notice
shall be deemed to have been received: (i) three (3) Business
Days after the date of mailing if sent by certified or registered mail, (ii) one
(1) Business Day after the date of delivery if sent by overnight courier, (iii) the date of delivery if personally delivered, or (iv) the next succeeding Business Day after transmission by facsimile.

Section 4.5 Transfers.
            ---------

     (a) Subject to the transfer restrictions set forth in the Shareholders Agreement, any Holder transferring any portion of its Registrable Securities may transfer to its transferee any registration rights granted herein and then held by such Holder, provided that no Holder may transfer to more than one transferee
                -------- ----
its rights to initiate any Demand Registration pursuant to Section 2.1, (provided that such transferees shall be able to participate in such Demand Registration and all other registration rights held by such Holder, subject to the terms and conditions set forth in this Agreement), nor shall any such transfer be deemed to create any right to initiate additional demand registrations or obligate the Company to issue notices hereunder to additional Person(s), except to the extent the Company shall have received actual notice of such transfer to such Person(s).

     (b) Any assignment or transfer of any registration rights set forth herein shall be subject to the assumption by the transferee of the terms and conditions set forth in this Agreement applicable to the transferor, and any proposed transferee shall execute such documents and instruments that the Company may reasonably require to evidence that such transferee is bound by the terms and conditions of this Agreement.

Section 4.6 Execution in Counterparts. This Agreement may be executed in any
            -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an orig inal and all of which taken together shall constitute one and the same agreement.

Section 4.7  GOVERNING LAW; CHOICE OF FORUM; JURY TRIAL WAIVER.
             -------------------------------------------------

          THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PROVISIONS THEREOF OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402.

          IN THE EVENT THAT A JUDICIAL PROCEEDING IS NECESSARY, THE SOLE FORUM FOR RESOLVING DISPUTES ARISING OUT OF OR RELATING TO THIS AGREEMENT IS THE SUPREME COURT OF THE STATE OF NEW YORK IN AND FOR THE COUNTY OF NEW YORK OR THE FEDERAL COURTS LOCATED IN SUCH STATE AND COUNTY, AND RELATED APPELLATE COURTS. THE PARTIES HEREBY IRREVOCABLY CONSENT TO THE JURISDICTION
OF SUCH COURTS AND
AGREE TO SAID VENUE.

          THE PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 4.8 Severability. The holding of any provision of this Agreement to be
            ------------
invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Agreement, which shall remain in full force and effect. If any provision of this Agreement shall be declared by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced in whole or in part, such provision shall be interpreted so as to remain enforceable to the maximum extent permissible consistent with applicable law and the remaining conditions and provisions or portions thereof shall nevertheless remain in full force and effect and enforceable to the extent they are valid, legal and enfo rceable, and no provisions shall be deemed dependent upon any other covenant or provision unless so expressed herein.

Section 4.9 Headings.  The headings in this Agreement are for convenience of
            --------
reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.10 No Inconsistent Agreement.
             -------------------------

     (a) The Company will not after the date of this Agreement enter into any agreement with respect to its securities or any amendment to such an agreement that is inconsistent with the rights granted to the Holders in this Agreement, or otherwise conflicts with the provisions hereof.

     (b) The Company shall not grant to any person the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable or exercisable for such securities, or grant any rights for additional demand registrations of the Company's securities other than as provided in this Agreement, without t he prior written consent of the Holders of the Registrable Securities if such right is inconsistent with the terms of this Agreement (including without limitation the priorities for registration set forth herein); provided, however, that the foregoing restrictions shall not apply in the case of any registration for public sale or public distribution of any securities for High Yield Debt (regardless of whether or not coupled with warrants, options, or other equity equivalents) by the Company.

Section 4.11 Further Assurances. The Parties agree to execute and deliver all
             ------------------
such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Agreement.

Section 4.12 Entire Agreement. This Agreement supersedes all other agreements,
             ----------------
written or oral, concerning the subject matter herein, including the January 15 Letter Agreements, which are hereby terminated.


                        [Signatures begin on next page]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly signed as of the date first above written.

XM SATELLITE RADIO HOLDINGS INC.                      AMERICAN MOBILE SATELLITE CORPORATION

By: /s/ Hugh Panero                                   By: /s/ Gary M. Parsons
   ----------------------------                          ----------------------------
Name:  Hugh Panero                                    Name:  Gary M. Parsons
Title: President and CEO                              Title: Chairman of the Board of Directors

BARON ASSET FUND                                      CLEAR CHANNEL INVESTMENTS, INC.
on behalf of BARON ASSET FUND SERIES

By: /s
/ Ronald Baron                                  By: /s/ Randall Mays
   ----------------------------                          ----------------------------
Name:  Ronald Baron                                   Name:  Randall Mays
Title: Chairman and CEO                               Title: Exec VP/CFO

COLUMBIA XM RADIO PARTNERS, LLC                       DIRECTV ENTERPRISES, INC.
By Columbia Capital LLC, its Managing Member

By: /s/ James B. Fleming                              By: /s/ Steven J. Cox
   ----------------------------                          ----------------------------
Name:                                                 Name:
Title:                                                Title:

GENERAL MOTORS CORPORATION                            MADISON DEARBORN CAPITAL PARTNERS III, L.P.
                                                      By Madison Dearborn Partners III, L.P., its
By: /s/ Mark Gibbens                                  general partner
   ----------------------------
                   By Madison Dearborn Partners LLC, its general
Name:  Mark Gibbens                                   partner
Title: Director, Business Development
       As Attorney-in-Fact for Eric Feldstein,        By: /s/ James N. Perry
       Vice President and Treasurer                     ------------------------------
                                                      Name:
                                                      Title:

MADISON DEARBORN SPECIAL EQUITY III, L.P.             SPECIAL ADVISORS FUND I, LLC
By Madison Dearborn Partners III, L.P., its general   By Madison Dearborn Partners III, L.P., its
partner                                               manager
By Madison Dearborn Partners LLC, its general         By Madison Dearborn Partners LLC, its general
partner                                               partner

By: /s/ James N. Perry                                By: /s/ James N. Perry
   ----------------------------                          --------------------------
--
Name:                                                 Name:
Title:                                                Title:


TELCOM--XM INVESTORS, L.L.C.

By: /s/ Rahul Prakash
   ----------------------------
Name:  Rahul Prakash
Title: President

                                 SCHEDULE 4.4
                              Schedule of Holders

     Name                               Address                       Facsimile
     ----                               -------                       ---------
American Mobile Satellite            10802 Parkridge Blvd.          703-758-6134
 Corporation                         Reston, VA 20191-5416
                                     Attn: Randy S. Segal, Esq.

Baron Asset Fund                     767 Fifth Avenue               212-583-2014
                                     49th Floor
                                     New York, NY 10153

           Attn:  Linda Martinson, Esq.

Clear Channel Investments, Inc.      200 Concord Plaza              210-822-2299
                                     Suite 600
                                     San Antonio, TX  78216-6940
                                     Attn: Mr. Mark Hubbard

Columbia XM Radio Partners LLC       201 North Union Street         703-519-3904
                                     Suite 300
                                     Alexandria, VA  22314
                                     Attn: Mr. James B. Fleming

DIRECTV Enterprises, Inc.            2230 E. Imperial Hwy.          310-964-4114
                                     El Segundo, CA  90245
                                     Attn: Mr. Steven J. Cox

General Motors Corporation           767 Fifth Avenue               212-418-6258
                                     14th Floor
                                     New York, NY  10153
                                     Attn: Mr. Mark Gibbens

Madison Dearborn Capita
l Partners    Three First National Plaza     312-895-1221
 III, L.P.,                          Chicago, IL  60602
Madison Dearborn Special Equity      Attn: Mr. James N. Perry, Jr.
 III, L.P.,
Special Advisors Fund I, LLC

Telcom-XM Investors LLC              211 North Union Street         703-706-3801
                                     Suite 300
                                     Alexandria, VA  22314
                                     Attn: Hal B. Perkins, Esq.